[CLAYTON UTZ LOGO OMITTED]

MEDALLION TRUST SERIES 2005-1G
ISDA MASTER AGREEMENT
(INTEREST RATE SWAP AGREEMENT)

COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124

PERPETUAL TRUSTEE COMPANY LIMITED
ABN 42 000 001 007

SECURITISATION ADVISORY SERVICES PTY. LIMITED
ABN 88 064 133 946

If you have any questions about the details of this document
PLEASE CONTACT LOUISE MCCOACH ON + 61 2 9353 4679

Clayton Utz
Lawyers
Levels 19-35  No. 1 O'Connell Street  Sydney  NSW  2000  Australia
PO Box H3 Australia Square  Sydney  NSW  1215
T + 61 2 9353 4000  F + 61 2 8220 6700

www.claytonutz.com

Our reference  174/657/80019362

                                                                               i

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                       DATED AS OF 21 JANUARY 2005 BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007
                AS TRUSTEE OF THE MEDALLION TRUST SERIES 2005-1G
                                   ("PARTY B")

PART 1. TERMINATION PROVISIONS

(a)     "SPECIFIED ENTITY" in relation to

        (i)     Party A, is not applicable; and

        (ii)    Party B, is not applicable.

(b)     "SPECIFIED TRANSACTION" means - not applicable.

(c)     (i)     The following provisions of Section 5 will not apply to Party A:

                Section 5(a)(ii)    Section 5(a)(v)     Section 5(a)(viii)    Section 5(b)(iv)
                Section 5(a)(iii)   Section 5(a)(vi)    Section 5(b)(ii)
                Section 5(a)(iv)    Section 5(a)(vii)   Section 5(b)(iii)

        (ii)    The following provisions of Section 5 will not apply to Party B:

                Section 5(a)(ii)    Section 5(a)(v)     Section 5(a)(viii)    Section 5(b)(iv)
                Section 5(a)(iii)   Section 5(a)(vi)    Section 5(b)(ii)
                Section 5(a)(iv)    Section 5(a)(vii)   Section 5(b)(iii)

(d)     The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

(e)     PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
        Agreement:

        (i)     A.      in respect of each Basis Swap, Loss will apply; and

                B.      in respect of each Fixed Rate Swap and the Interest Rate
                        Basis Cap (if any), Market Quotation will apply;

                                                                               1

        (ii)    A.      in respect of each Basis Swap, neither the First Method
                        nor the Second Method will apply; and

                B.      in respect of each Fixed Rate Swap and the Interest Rate
                        Basis Cap (if any), the Second Method will apply; and

        (iii)   the definition of "Loss" is amended by adding the following sentence at the end of that definition:

                "However in relation to a Terminated Transaction that is a Basis
                Swap, each party's Loss is deemed to be zero.".

(f)     "TERMINATION CURRENCY" means Australian dollars.

(g)     ADDITIONAL TERMINATION EVENT. The following is an Additional Termination
        Event in relation to which Party B is the only Affected Party and the
        Basis Swaps are the only Affected Transactions:

        If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the Basis Swaps.

PART 2. TAX REPRESENTATIONS

(a)     PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
        Agreement, Party A and Party B each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
        Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
        6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

        (i)     the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

        (ii)    the satisfaction of the agreement contained in Section 4(a)(i)
                or 4(a)(iii) of this Agreement and the accuracy and
                effectiveness of any document provided by the other party
                pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

        (iii)   the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

        provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)     PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this
        Agreement, Party A will and Party B will make the following representation:

        It is an Australian resident and does not derive the payments under this
        Agreement in part or whole in carrying on business in a country outside
        Australia at or through a permanent establishment of itself in that country.

                                                                               2

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)     TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO      FORM/DOCUMENT/CERTIFICATE       DATE BY WHICH TO BE DELIVERED
DELIVER DOCUMENT

Party A and Party B    Any document or certificate     On the earlier of (a) learning
                       reasonably required or          that such document or certificate
                       reasonably requested by a       is required and (b) as soon as
                       party in connection with its    reasonably practicable following a
                       obligations to make a payment   request by a party.
                       under this Agreement which
                       would enable that party to
                       make the payment free from any
                       deduction or withholding for
                       or on account of Tax or which
                       would reduce the rate at which
                       deduction or withholding for
                       or on account of Tax is
                       applied to that payment.

(b)     OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO      FORM/DOCUMENT/CERTIFICATE        DATE BY WHICH TO BE DELIVERED    COVERED BY
DELIVER DOCUMENT                                                                         SECTION 3(d)
                                                                                        REPRESENTATION

Party A                A certificate from Party A      On execution and delivery of any       Yes
                       (or, if available, Party A's    Confirmation unless that
                       current authorised signature    certificate has already been
                       book) specifying the names,     supplied for that purpose and
                       title and specimen signatures   remains true and in effect and when
                       of the Authorised Officers of   the list is updated or upon
                       Party A.                        request.

Party A, Party B       A legal opinion as to the       On or at any time prior to the          No
and the Manager        validity and enforceability of  Closing Date.
                       that party's obligations under
                       this Agreement in form and
                       substance (and issued by legal
                       counsel) reasonably acceptable
                       to the other party.

The Manager            A copy (certified by the        Not less than 5 Business Days (or      Yes
                       Manager) of the Credit Support  such lesser period as Party A
                       Document and (without limiting  agrees to) before the Trade Date of
                       any obligation Party B may      the first occurring Transaction and
                       have under the terms of the     in the case of any amending
                       Credit Support Document to      documents entered into subsequent
                       notify Party A of amendments)   to that date, promptly after each
                       a copy (certified by the        amending document (if any) has been
                       Manager) of any document that   entered into.
                       amends in any way the terms of
                       the Credit Support Document.

                                                                               3

For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager or legal counsel for the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4. MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices or communications to PARTY A:

         Address:               Commonwealth Bank of Australia

                                Level 1
                                48 Martin Place
                                Sydney  NSW  2000
                                AUSTRALIA

         Attention:      Manager, Securitisation

         Facsimile No.:  612 9378 2481

         Address for notices or communications to PARTY B:

         Address:       Perpetual Trustee Company Limited
                        Level 7
                        9 Castlereagh Street
                        Sydney  NSW  2000
                        AUSTRALIA

        Attention:      Manager, Securitisation Services

        Facsimile No.:  612 9221 7870

        Additionally, a copy of all notices as well as any changes to a party's address, telephone number or facsimile number should be sent to:

        Address:        Securitisation Advisory Services Pty. Limited
                        Level 7
                        48 Martin Place
                        Sydney  NSW  2000
                        AUSTRALIA

        Attention:      Manager, Securitisation

        Facsimile No.:  612 9378 2481

(b)     PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

        Party A appoints as its Process Agent - Not Applicable

        Party B appoints as its Process Agent - Not Applicable

(c)     OFFICES. The provisions of Section 10(a) will not apply to this
        Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement.

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

                                                                               4

(e)     CALCULATION AGENT. The Calculation Agent is the Manager.

(f)     CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

        (i)     in relation to Party A: Nil;

        (ii)    in relation to Party B: the Security Trust Deed.

(g)     CREDIT SUPPORT PROVIDER.

        (i)     In relation to Party A: Not Applicable.

        (ii)    In relation to Party B: Not Applicable.

(h)     GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the State of New South Wales and
        Section 13(b)(i) is deleted and replaced by the following:

        "(i)    submits to the non-exclusive jurisdiction of the courts of the
                State of New South Wales and courts of appeal from them; and".

(i)     NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j)     "AFFILIATE" will have the meaning specified in Section 14 of this
        Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS.

(1)     PAYMENTS: In Section 2:

        (a)     In Section 2(a)(i) add the following sentence:

                "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party.".

        (b)     In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the
                relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this
                Agreement) and in the manner customary for payment in the
                required currency.".

        (c)     Insert a new paragraph (iv) in Section 2(a) immediately after
                Section 2(a)(iii) as follows:

                "(iv)   The condition precedent in Section 2(a)(iii)(1) does not
                        apply to a payment due to be made to a party if it has
                        satisfied all its payment obligations under Section
                        2(a)(i) of this Agreement and has no future payment
                        obligations, whether absolute or contingent under
                        Section 2(a)(i).".

        (d)     Add the following new sentence to Section 2(b):

                "Each new account so designated will be in the same tax
                jurisdiction as the original

                                                                               5

                account.".

        (e)     In Section 2(c) insert the following words at the end of the first paragraph:

                "Subject to Section 2(f), the aggregate amount that would
                otherwise be payable will not take into account amounts due on that Payment Date pursuant to Sections 2(g), 17, 18 or 19.".

        (f)     Delete Section 2(d)(i)(4) in its entirety.

        (g)     In Section 2(d)(ii)(1) delete the following where they appear:

                "in respect of which X would not be required to pay an
                additional amount to Y under Section 2(d)(i)(4)".

        (h)     Insert new Sections 2(f) and 2(g) as follows:

                "(f)    If on a Payment Date an amount would otherwise be
                        payable by Party A pursuant to Section 2(c):

                        (i)     in respect of a Fixed Rate Swap, then such
                                amount will, unless otherwise agreed between
                                Party A and Party B, be satisfied in part, or
                                whole, from the then Fixed Rate Prepayment
                                Balance; and

                        (ii)    in respect of a Basis Swap, then such amount
                                will, unless otherwise agreed between Party A
                                and Party B, be satisfied in part, or whole,
                                from the then Basis Prepayment Balance.

                (g)     On each Payment Date that a Fixed Rate Swap is existing:

                        (i)     Party B will pay Party A any Break Costs
                                determined by the Manager on the preceding
                                Determination Date in accordance with the Series
                                Supplement."

(2)     REPRESENTATIONS: In Section 3:

        (a)     Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), Section 86 of the
                Reserve Bank Act, 1969 (Cth) and section 13A(3) of the Banking
                Act, 1959 (Cth))."

        (b)     RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                (i)     NON-RELIANCE. It is acting for its own account (in the
                        case of Party B, as trustee of the Series Trust), and it
                        has made its own independent decisions to enter into
                        that Transaction and as to whether that Transaction is
                        appropriate or proper for it based upon its own judgment
                        (and in the case of Party B, also upon the judgment of
                        the Manager) and upon advice from such advisers as it
                        has deemed necessary. It is not relying on any
                        communication (written or oral) of any other party as
                        investment advice or as a recommendation to enter into
                        that Transaction; it being understood that information
                        and explanations related to the terms

                                                                               6

                        and conditions of a Transaction will not be considered
                        investment advice or a recommendation to enter into that
                        Transaction. No communication (written or oral) received
                        from any other party will be deemed to be an assurance
                        or guarantee as to the expected results of that
                        Transaction.

                (ii)    EVALUATION AND UNDERSTANDING. It is capable of
                        evaluating and understanding (on its own behalf or
                        through independent professional advice), and
                        understands and accepts, the terms, conditions and risks
                        of that Transaction. It is also capable of assuming, and
                        assumes, the risks of that Transaction.

                (iii)   STATUS OF PARTIES. No other party is acting as a
                        fiduciary or an adviser to it in respect of that
                        Transaction.

        (c)     After "Section 3(f)" in line 2 insert ",3(g), 3(h) and 3(i)".

        (d)     Insert the following new paragraphs (g), (h) and (i) in Section
                3 immediately after Section 3(f):

                "(g)    SERIES TRUST: By Party B, in respect of Party B only:

                        (i)     TRUST VALIDLY CREATED. The Series Trust has been
                                validly created and is in existence at the date
                                of this Agreement.

                        (ii)    SOLE TRUSTEE. It has been validly appointed as
                                trustee of the Series Trust and is presently the
                                sole trustee of the Series Trust.

                        (iii)   NO PROCEEDINGS TO REMOVE. No notice has been
                                given to it and to its knowledge no resolution
                                has been passed, or direction or notice has been
                                given, removing it as trustee of the Series
                                Trust.

                        (iv)    POWER. It has power under the Master Trust Deed
                                to:

                                (A)     enter into this Agreement and the Credit
                                        Support Documents in its capacity as
                                        trustee of the Series Trust; and

                                (B)     mortgage or charge the Assets of the
                                        Series Trust in the manner provided in
                                        the Credit Support Document in relation
                                        to Party B.

                        (v)     GOOD TITLE. It is the lawful owner of the Assets
                                of the Series Trust and, subject only to the
                                Credit Support Document in relation to Party B
                                and any Security Interest permitted under the
                                Credit Support Document in relation to Party B,
                                to the best of its knowledge without due
                                enquiry, those Assets are free of all other
                                Security Interests (except for Party B's right
                                of indemnity out of the Assets of the Series
                                Trust).

                (h)     NON ASSIGNMENT. It has not assigned (whether absolutely,
                        in equity, by way of security or otherwise), declared
                        any trust over or given any charge over any of its
                        rights under this Agreement or any Transaction except,
                        in the case of Party B, for the Security Interests
                        created under any Credit Support Document specified in
                        relation to Party B.

                                                                               7

                (i)     CONTRACTING AS PRINCIPAL. Each existing Transaction has
                        been entered into by that party as principal and not
                        otherwise.".

(3)     FAILURE TO PAY OR DELIVER: In Section 5(a)(i) delete the words "third
        Local" where they appear in line 3 and replace them with the word
        "tenth".

(4)     TERMINATION: In Section 6:

        (i)     Add the following sentence at the end of the first paragraph of
                Section 6(b)(ii):

                "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series
                Supplement.".

        (ii)    Add the following sentence at the end of the second paragraph of
                Section 6(b)(ii):

                "However, if Party A is that other party it must, if so
                requested by the Manager with the prior consent of the Rating
                Agencies, use reasonable efforts to make such a transfer to an
                Affiliate (as that expression is defined in Section 14
                disregarding any modification made by this Agreement).".

        (iii)   Add the following sentence at the end of the last paragraph of
                Section 6(b)(ii):

                "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer.".

        (iv)    Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)     FACSIMILE TRANSMISSION: In Section 12:

        (a)     delete the following words where they appear on lines 2 and 3 of
                Section 12(a):

                "(except that a notice or other communication under Section 5 or
                Section 6 may not be given by facsimile transmission or
                electronic messaging system)";

        (b)     replace Section 12(a)(iii) with:

                "(iii)  if sent by facsimile transmission, on the date a
                        transmission report is produced by the machine from
                        which the facsimile was sent which indicates that the
                        facsimile was sent in its entirety to the facsimile
                        number of the recipient notified for the purpose of this
                        Section unless the recipient notifies the sender within
                        one Local Business Day of the facsimile being sent that
                        the facsimile was not received in its entirety in
                        legible form;"; and

        (c)     insert a new paragraph (vi) in Section 12(a) immediately after
                Section 12(a)(v) as follows:

                "(vi)   if sent by ordinary mail, on the third (seventh, if
                        posted to or from a place outside Australia) day after
                        posting.".

(6)     DEFINITIONS: In this Agreement, unless the contrary intention appears:

        (a)     MASTER TRUST DEED AND SERIES SUPPLEMENT: Subject to Part 5(6)(h)
                of this Schedule, unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series
                Supplement have the same meaning in this

                                                                               8

                Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust
                Deed or the Series Supplement (on the other hand), this
                Agreement prevails. Subject to Part 5(6)(h) of this Schedule, where there is any inconsistency in a definition between the
                Master Trust Deed and the Series Supplement, the Series
                Supplement prevails over the Master Trust Deed in respect of the
                Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this
                Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the CBA Trust, as the context requires.

        (b)     TRUSTEE CAPACITY:

                (i)     a reference to Party B is a reference to Party B in its
                        capacity as trustee of the Series Trust only, and in no
                        other capacity; and

                (ii)    a reference to the undertaking, assets, business or
                        money of Party B is a reference to the undertaking,
                        assets, business or money of Party B in the capacity
                        referred to in paragraph (i) only.

        (c)     DEFINITIONS: in Section 14:

                (i)     replace the definitions of "AFFECTED TRANSACTIONS" and
                        "LOCAL BUSINESS DAY" with the following:

                        ""AFFECTED TRANSACTIONS" means, with respect to a
                        Termination Event:

                        (a)     where an Early Termination Date is designated
                                pursuant to Part 1(g) of the Schedule, each
                                Basis Swap; and

                        (b)     where an Early Termination Date is designated
                                following the occurrence of any other
                                Termination Event, all Transactions."; and

                        ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS
                        DAY"."; and

                (ii)    insert the following new definitions:

                        ""AMOUNTS OUTSTANDING" in relation to a Mortgage Loan
                        means, at any given time, the amount recorded at that
                        time as the balance of the Mortgage Loan in the Mortgage
                        Loan System which balance includes amounts which have
                        been charged to the Mortgage Loan but excludes amounts
                        which have been or are, accrued against the Mortgage
                        Loan.

                        "BASIS PREPAYMENT BALANCE" means the amount then
                        standing to the credit of the Collections Account in
                        respect of prepayments by Party A pursuant to Sections
                        18(c) or (d) and which has not been utilised pursuant to
                        Section 2(f)(ii).

                        "BASIS SWAP" means

                        (a)     when designated "Monthly", the Transaction
                                entered into between Party A, Party B and the
                                Manager on the terms specified in the form of
                                the Confirmation set out in Annexure 1A (or as
                                otherwise agreed between Party A, Party B and
                                the

                                                                               9

                                Manager); and

                        (b)     when designated "Quarterly" the Transaction
                                entered into between Party A and party B and the
                                Manager on the terms specified in the form of
                                Confirmation set out in Annexure 1B (or as
                                otherwise agreed between Party A, party B and
                                the Manager),

                                (each a "BASIS SWAP" and together, the "BASIS
                                SWAPS").

                        "BASIS SWAP AMOUNT" in relation to a Calculation Period
                        means:

                        (a)     when designated "Monthly", the relevant monthly
                                proportion of the aggregate Amounts Outstanding
                                in relation to all Mortgage Loans being charged
                                a variable rate as certified by the Manager to
                                Party B at the opening of business on the
                                Determination Date falling within the relevant
                                preceding Calculation Period; and

                        (b)     when designated "Quarterly", the relevant
                                quarterly proportion of the aggregate Amounts
                                Outstanding in relation to all Mortgage Loans
                                being charged a variable rate as certified by
                                the Manager to Party B at the opening of
                                business on the Determination Date falling
                                within the relevant preceding Calculation
                                Period.

                        "CONVERSION" means the conversion of a Mortgage Loan
                        forming part of the Assets of the Series Trust which is
                        being charged interest at a variable rate to a Mortgage
                        Loan which is being charged interest at a fixed rate.

                        "ELIGIBLE ACCOUNT" means an account in the name of Party
                        B as trustee of the Series Trust held with a financial
                        institution with short term credit ratings of P-1 by
                        Moody's and A-1+ by Standard & Poor's and includes the
                        Collections Account to the extent that the holder of the
                        Collections Account is rated in this manner.

                        "END DATE" means the date on which a Mortgage Loan is to
                        cease being charged interest at a fixed rate.

                        "FIXED INTEREST EARNED" in relation to a Monthly
                        Distribution Date, and the Monthly Swap Collection
                        Period ending immediately prior to that Monthly
                        Distribution Date, means the aggregate of:

                        (a)     all debit entries made during that Monthly Swap
                                Collection Period to the accounts established in
                                the Servicer's records for the Mortgage Loans
                                forming part of the Assets of the Series Trust
                                representing interest charged at a fixed rate
                                (plus any interest off-set benefits in respect
                                of Mortgage Interest Saver Accounts which
                                represents amounts which, if not for the terms
                                of the Mortgage Interest Saver Accounts, would
                                have been so debited during that Monthly Swap
                                Collection Period to those accounts to the
                                extent paid by CBA pursuant to clause 15.4 of
                                the Series Supplement and deposited to the
                                Collections Account prior to that Monthly
                                Distribution Date); and

                                                                              10

                        (b)     the aggregate, as at the close of business on
                                the last day of that Monthly Swap Collection
                                Period, of all accrued but not charged fixed
                                rate interest on the Mortgage Loans forming part
                                of the Assets of the Series Trust less the
                                aggregate, as at the opening of business on the
                                first day of that Monthly Swap Collection
                                Period, of all accrued but not charged fixed
                                rate interest on the Mortgage Loans forming part
                                of the Assets of the Series Trust.

                        "FIXED RATE PREPAYMENT BALANCE" means the amount then
                        standing to the credit of the Eligible Account in
                        respect of prepayments by Party A pursuant to Sections
                        17(a)(iii), (b)(i), (e)(i) or (g) and which has not been
                        utilised pursuant to Section 2(f)(i) or repaid to Party
                        A pursuant to Sections 17(e)(ii) or (h).

                        "FIXED RATE SWAP AMOUNT" in relation to a Calculation
                        Period means:

                        (a)     when designated "Monthly":

                                (i)     the relevant monthly proportion of the
                                        aggregate Amounts Outstanding in
                                        relation to all Mortgage Loans
                                        (excluding Mortgage Loans being charged
                                        a variable rate) as certified by the
                                        Manager to Party B at the opening of
                                        business on the Determination Date
                                        falling within the relevant preceding
                                        Calculation Period;

                                (ii)    less the Other Fixed Rate Swap Amount in
                                        relation to the relevant Calculation
                                        Period; and

                        (b)     when designated "Quarterly":

                                (i)     the relevant quarterly proportion of the
                                        aggregate Amounts Outstanding in
                                        relation to all Mortgage Loans
                                        (excluding Mortgage Loans being charged
                                        a variable rate) as certified by the
                                        Manager to Party B at the opening of
                                        business on the Determination Date
                                        falling within the relevant preceding
                                        Calculation Period;

                                (ii)    less the Other Fixed Rate Swap Amount in
                                        relation to the relevant Calculation
                                        Period.

                        "FIXED RATE SWAP" means:

                        (a)     when designated "Monthly", the Transaction
                                entered into between Party A, Party B and the
                                Manager on the terms specified in the form of
                                the Confirmation set out in Annexure 2A (or as
                                otherwise agreed between Party A, Party B and
                                the Manager); and

                        (b)     when designated "Quarterly" the Transaction
                                entered into between Party A, Party B and the
                                Manager on the terms specified in Annexure 2B
                                (or as otherwise agreed between Party A, Party B
                                and the Manager); and

                        (c)     and each Transaction entered into pursuant to
                                Section 16 on

                                                                              11

                                the terms specified in Annexure 2C (or as
                                otherwise agreed between Party A, Party B and
                                the Manager);

                        (each a "FIXED RATE SWAP" and together the "FIXED RATE
                        SWAPS").

                        "INTEREST RATE BASIS CAP" means the interest rate cap,
                        if any, entered into between Party A, Party B and the
                        Manager on or prior to the Closing Date.

                        "MASTER TRUST DEED" means the Master Trust Deed dated 8
                        October 1997 between Party B (as Trustee) and the
                        Manager, as amended from time to time.

                        "MONTHLY BASIS SWAP ADMINISTERED RATE" means, in
                        relation to a Monthly Distribution Date, the amount
                        determined in accordance with the following calculation
                        and expressed as a percentage:

               -                                               -           -             -
              |                        MBSA                     |         |      MBSA     |
        SII X |  ---------------------------------------------  | + VCI X |  -----------  |
              |  MBSA + QBSA + MFRSA + QFRSA + MOFRSA + QOFRSA  |         |  MBSA + QBSA  |
               -                                               -           -             -     365
MBSAR = ------------------------------------------------------------------------------------ X ----
                                                MBSA                                            NM

                        where:

                        MBSAR   means the Monthly Basis Swap Administered Rate
                                in relation to that Monthly Distribution Date;

                        SII     ...means the Short-Term Investment Income in
                                relation to that Monthly Distribution Date;

                        MBSA    means the Monthly Basis Swap Amount for the
                                monthly Calculation Period ending immediately
                                before that Monthly Distribution Date;

                        QBSA    means the Quarterly Basis Swap Amount for the
                                quarterly Calculation Period ending immediately
                                before that Monthly Distribution Date;

                        MFRSA   means the Monthly Fixed Rate Swap Amount for the
                                monthly Calculation Period ending immediately
                                before that Monthly Distribution Date;

                        QFRSA   means the Quarterly Fixed Rate Swap Amount for
                                the quarterly Calculation Period ending
                                immediately before that Monthly Distribution
                                Date;

                        MOFRSA  means the Monthly Other Fixed Rate Swap Amount
                                for the monthly Calculation Period ending
                                immediately before that Monthly Distribution
                                Date;

                        QOFRSA  means the Quarterly Other Fixed Rate Swap Amount
                                for the quarterly Calculation Period ending
                                immediately before that Monthly Distribution
                                Date;

                                                                              12

                        VCI     means the Variable Interest Earned in relation
                                to the Monthly Swap Collection Period ending
                                immediately before that Monthly Distribution
                                Date; and

                        NM      means the number of days in the Monthly Swap
                                Collection Period ending immediately prior to
                                that Monthly Distribution Date.

                        "MONTHLY FIXED SWAP ADMINISTERED RATE" means, in
                        relation to a Monthly Distribution Date the amount
                        expressed as a percentage, determined in accordance with
                        the following calculation:

               -                                               -           -                                 -
              |                  MFRSA + MOFRSA                 |         |           MFRSA + MOFRSA          |
        SII X |  ---------------------------------------------  | + FCI X |  -------------------------------  |
              |  MBSA + QBSA + MFSRA + QFRSA + MOFRSA + QOFRSA  |         |  MFRSA + MOFRSA + QFRSA + QOFRSA  |
               -                                               -           -                                 -     365
MFSAR = ------------------------------------------------------------------------------------------------------- X  ----
                                                         [MFRSA + MOFRSA]                                           NM

                        where:

                        MFSAR   means the Monthly Fixed Rate Swap Administered
                                Rate in relation to that Monthly Distribution
                                Date;

                        SII     means the Short-Term Investment Income in
                                relation to that Monthly Distribution Date;

                        MFRSA   means the Monthly Fixed Rate Swap Amount for the
                                monthly Calculation Period ending immediately
                                before that Monthly Distribution Date;

                        MOFRSA  means the Monthly Other Fixed Rate Swap Amount
                                for the monthly Calculation Period ending
                                immediately before that Monthly Distribution
                                Date;

                        MBSA    means the Monthly Basis Swap Amount for the
                                monthly Calculation Period ending immediately
                                before that Monthly Distribution Date;

                        QBSA    means the Quarterly Basis Swap Amount for the
                                quarterly Calculation Period ending immediately
                                before that Monthly Distribution Date;

                        QFRSA   means the Quarterly Fixed Rate Swap Amount for
                                the quarterly Calculation Period ending
                                immediately before that Monthly Distribution
                                Date;

                        QOFRSA  means the Quarterly Other Fixed Rate Swap Amount
                                for the quarterly Calculation Period ending
                                immediately before that Monthly Distribution
                                Date;

                        FCI     means the Fixed Interest Earned in relation to
                                the Monthly Swap Collection Period ending
                                immediately before that Monthly Distribution
                                Date; and

                        NM      means the number of days in the Monthly Swap
                                Collection Period ending immediately prior to
                                that Monthly Distribution Date.

                        "MONTHLY WEIGHTED MARGIN" in relation to a Monthly
                        Distribution

                                                                              13

                        Date means the amount, expressed as a percentage,
                        determined by the following calculation:

                              -           -     -           -     -           -
                             |  CA2        |   |  RB         |   |  SR         |
                        WM = |  --- X CA2M | + |  --- X RBM  | + |  --- X SRM  |
                             |  TSA        |   |  TSA        |   |  TSA        |
                              -           -     -           -     -           -

                        where:

                        WM      means the Weighted Margin in relation to that
                                Monthly Distribution Date

                        CA2     means the aggregate of the Invested Amounts of
                                the Class A-2 Notes on the Determination Date
                                immediately preceding that Monthly Distribution
                                Date;

                        CA2M    means the Issue Margin in respect of the Class
                                A-2 Notes during the Accrual Period ending
                                immediately prior to that Monthly Distribution
                                Date;

                        RB      means the aggregate of the Invested Amounts of
                                the Redraw Bonds on the Determination Date
                                immediately preceding that Monthly Distribution
                                Date;

                        RBM     means the weighted average of the Issue Margins
                                in respect of the Redraw Bonds outstanding on
                                the Determination Date immediately prior to that
                                Monthly Distribution Date during the Accrual
                                Period ending immediately prior to that Monthly
                                Distribution Date (based on the Invested Amounts
                                of those Redraw Bonds);

                        SR      means the Standby Redraw Facility Principal on
                                the Determination Date immediately preceding
                                that Monthly Distribution Date;

                        SRM     means the Drawdown Margin as defined in the
                                Standby Redraw Facility Agreement; and

                        TSA     means the sum of CA2, RB and SR.

                        "OTHER FIXED RATE SWAP AMOUNT" in relation to a
                        Calculation Period means:

                        (a)     when designated "Monthly", the relevant monthly
                                proportion of the aggregate Amounts Outstanding
                                as at the opening of business on the
                                Determination Date falling within the preceding
                                Calculation Period in relation to each Mortgage
                                Loan where one or more further Fixed Rate Swaps
                                have been entered into, and are then current, to
                                hedge the interest rate risk in respect of the
                                Mortgage Loan pursuant to Section 16(b);

                        (b)     when designated "Quarterly", the relevant
                                quarterly proportion of the aggregate Amounts
                                Outstanding as at the opening of business on the
                                Determination Date falling within the preceding
                                Calculation Period in relation to each Mortgage
                                Loan where one or more further Fixed Rate Swaps
                                have been

                                                                              14

                                entered into, and are then current, to hedge the
                                interest rate risk in respect of the Mortgage
                                Loan pursuant to Section 16(b).

                        "OUTSTANDING INTEREST RATE SWAP PREPAYMENT AMOUNT" means
                        the sum of the then Basis Prepayment Balance and the
                        then Fixed Rate Prepayment Balance.

                        "PRESCRIBED RATINGS" means:

                        (a)     in respect of the Fixed Rate Swaps, either a
                                long term rating of A2 or a short term rating of
                                P-1 or higher by Moody's and a short term rating
                                of A-1 by S&P; and

                        (b)     in respect of the Basis Swaps, short term
                                ratings of P-1 by Moody's and A-1 by S&P.

                        "QUARTERLY BASIS SWAP ADMINISTERED RATE" means in
                        relation to a Quarterly Distribution Date the amount
                        determined in accordance with the following calculation
                        and expressed as a percentage:

                        QBSAR = [(CQVCI + (CQBSII x QBSS)
                                - CQMBSP) / QBSA]X365 / NQ

                        QBSAR   means the Quarterly Basis Swap Administered Rate
                                in relation to the Quarterly Distribution Date;

                        QBSA    means the Quarterly Basis Swap Amount for the
                                quarterly Calculation Period ending immediately
                                before that Quarterly Distribution Date;

                        NQ      means the number of days in the Quarterly Swap
                                Collection Period ending immediately before that
                                Quarterly Distribution Date;

                        CQVCI   means the sum of the Variable Interest Earned in
                                respect of the Monthly Swap Collection Period
                                ending immediately before each Monthly
                                Distribution Date since the previous Quarterly
                                Distribution Date;

                        CQBSII  means the sum of the Short-Term Investment
                                Income in respect of each Monthly Distribution
                                Date since the previous Quarterly Distribution
                                Date;

                                QBSS    means the Quarterly Basis Swap Share
                                        determined in accordance with the
                                        following calculation and expressed as a
                                        percentage:

                                         QBSS = QBSA / (QBSA + QFRSA + QOFRSA)

                                where:

                                QBSA    means the Quarterly Basis Swap Amount
                                        for the quarterly Calculation Period
                                        ending immediately before that Quarterly
                                        Distribution Date;

                                                                              15

                                QFRSA   means the Quarterly Fixed Rate Swap
                                        Amount for the quarterly Calculation
                                        Period ending immediately before that
                                        Quarterly Distribution Date;

                                QOFRSA  means the Quarterly Other Fixed Rate
                                        Swap Amount for the quarterly
                                        Calculation Period ending immediately
                                        before that Quarterly Distribution Date;

                        CQMBSP  means the sum of the Floating Amounts paid to
                                Party A under the Monthly Basis Swap on each
                                Monthly Distribution Date since the previous
                                Quarterly Distribution Date.

                        "QUARTERLY FIXED SWAP ADMINISTERED RATE" means in
                        relation to a Quarterly Distribution Date the amount
                        determined in accordance with the following calculation
                        and expressed as a percentage:

                        QFRSAR = [(CQFCI + (CQFRSII X QFRSS)
                                 - CQMFRSP) / QFRSA] X 365 / NQ

                        where:

                        QFSAR   means the Quarterly Fixed Swap Administration
                                Rate in relation to that Quarterly Distribution
                                Date;

                        QFRSA   means Quarterly Fixed Rate Swap Amount for the
                                quarterly Calculation period ending immediately
                                preceding that Quarterly Distribution Date;

                        NQ      means the number of days in the Quarterly Swap
                                Collection Period ending immediately before that
                                Quarterly Distribution Date;

                        CQFCI   means the sum of the Fixed Interest Earned in
                                respect of the Monthly Swap Collection Period
                                ending immediately before each Monthly
                                Distribution Date since the previous Quarterly
                                Distribution Date;

                        CQFRSII means the sum of the Short-Term Investment
                                Income in respect of each Monthly Distribution
                                Date since the previous Quarterly Distribution
                                Date;

                        QFRSS   means the Quarterly Fixed Rate Swap Share
                                determined in accordance with the following
                                calculation and expressed as a percentage:

                              QFRSS = (QFRSA + QOFRSA) / (QBSA + QFRSA + QOFRSA)

                                where:

                                QFRSA   means the Quarterly Fixed Rate Swap
                                        Amount for the quarterly Calculation
                                        Period ending immediately before that
                                        Quarterly Distribution Date;

                                QOFRSA  means the Quarterly Other Fixed Rate
                                        Swap

                                                                              16

                                        Amount for the quarterly Calculation
                                        Period ending immediately preceding that
                                        Quarterly Distribution Date;

                        CQMFRSP means the sum of the Fixed Amounts paid to Party
                                A under the Monthly Basis Swap in respect of
                                each Payment Date since the previous Quarterly
                                Distribution Date.

                        "QUARTERLY WEIGHTED MARGIN" in relation to a Monthly
                        Distribution Date means the amount, expressed as a
                        percentage, determined by the following calculation:

                            -            -     -            -     -           -
                           |  CA1         |   |  CA3         |   |  CB         |
                      WM = |  --- X CA1M  | + |  --- X CA3M  | + |  --- X CBM  |
                           |  TSA         |   |  TSA         |   |  TSA        |
                            -            -     -            -     -           -

                        where:

                        WM      means the Weighted Margin in relation to that
                                Monthly Distribution Date;

                        CA1     means the A$ Equivalent of the aggregate
                                Invested Amounts of the Class A-1 Notes on the
                                Determination Date immediately preceding that
                                Monthly Distribution Date;

                        CA1M    means the Spread specified in paragraph 5.2 of
                                the confirmations for the Class A-1 Currency
                                Swap on that Monthly Distribution Date;

                        CA3     means the A$ Equivalent of the aggregate
                                Invested Amounts of the Class A-3 Notes on the
                                Determination Date immediately preceding that
                                Monthly Distribution Date;

                        CA3M    means the Spread specified in paragraph 5.2 of
                                the confirmations for the Class A-3 Currency
                                Swap on that Monthly Distribution Date;

                        CB      means the aggregate of the Invested Amounts of
                                the Class B Notes on the Determination Date
                                immediately preceding that Monthly Distribution
                                Date;

                        CBA     means the Issue Margin in respect of the Class B
                                Notes; and

                        TSA     means the sum of CA1, CA3 and CB.

                        "SERIES SUPPLEMENT" means the Series Supplement dated on
                        or about the date of this Agreement between Party A,
                        Party B, Homepath Pty Limited ABN35 081 986 530,and the
                        Manager.

                        "SERIES TRUST" means the Series 2005-1G Medallion Trust
                        constituted by the Master Trust Deed and the Series
                        Supplement.

                        "SHORT-TERM INVESTMENT INCOME" in relation to a Monthly
                        Distribution Date means interest and other income
                        received by Party B during the Collection Period
                        immediately preceding that Monthly Distribution Date in
                        respect of:

                        (a)     the moneys standing to the credit of the
                                Collections Account

                                                                              17

                                (other than interest earned on the Collections
                                Account during the Collections Period in respect
                                of the Cash Advance Deposit, the Seller Deposit
                                or the Interest Rate Swap Provider Deposit as
                                calculated, respectively, in accordance with
                                clauses 8.6 and 8.8 of the Series Supplement);

                        (b)     amounts representing interest paid by the
                                Servicer pursuant to clause 22.5 of the Series
                                Supplement; and

                        (c)     Authorised Short-Term Investments held by the
                                Series Trust (whether or not reinvested).

                        "SWAP COLLECTION PERIOD" means:

                        (a)     when designated "Monthly":

                                (i)     the period commencing on (and including)
                                        the Closing Date and ending on (but
                                        excluding) the Determination Date
                                        immediately preceding the first Monthly
                                        Distribution Date; and

                                (ii)    with respect to each subsequent
                                        Determination Date immediately preceding
                                        a Monthly Distribution Date, the period
                                        commencing on (and including) the
                                        previous Determination Date and ending
                                        on (but excluding) that Determination
                                        Date; and

                        (b)     when designated "Quarterly":

                                (i)     the period commencing on (and including)
                                        the Closing Date and ending on (but
                                        excluding) the Determination Date
                                        immediately preceding the first
                                        Quarterly Distribution Date; and

                                (ii)    with respect to each subsequent
                                        Determination Date immediately preceding
                                        a Quarterly Distribution Date, the
                                        period commencing on (and including) the
                                        previous Determination Date immediately
                                        preceding a Quarterly Distribution Date
                                        and ending on (but excluding) that
                                        Determination Date.

                        "VARIABLE INTEREST EARNED" in relation to a Monthly
                        Distribution Date, and the Monthly Swap Collection
                        Period ending immediately prior to that Monthly
                        Distribution Date, means the aggregate of:

                        (a)     all debit entries made during that Monthly Swap
                                Collection Period to the accounts established in
                                the Servicer's records for the Mortgage Loans
                                forming part of the Assets of the Series Trust
                                representing interest charged at a variable rate
                                (plus any interest off-set benefits in respect
                                of Mortgage Interest Saver Accounts which
                                represents amounts which, if not for the terms
                                of the Mortgage Interest Saver Accounts, would
                                have been so debited during that Monthly Swap
                                Collection Period to those accounts to the
                                extent paid by CBA pursuant to clause 15.4 of
                                the Series Supplement and deposited to the
                                Collections Account prior to that Monthly
                                Distribution Date);

                                                                              18

                                and

                        (b)     the aggregate, as at the close of business on
                                the last day of that Monthly Swap Collection
                                Period, of all accrued but not charged variable
                                rate interest on the Mortgage Loans forming part
                                of the Assets of the Series Trust less the
                                aggregate, as at the opening of business on the
                                first day of that Monthly Swap Collection
                                Period, of all accrued but not charged variable
                                rate interest on the Mortgage Loans forming part
                                of the Assets of the Series Trust.

        (d)     INTERPRETATION:

                (i)     references to time are references to Sydney time;

                (ii)    a reference to "WILFUL DEFAULT" in relation to Party B
                        means, subject to Part 5(6)(d)(iii) of this Schedule,
                        any wilful failure by Party B to comply with, or wilful
                        breach by Party B of, any of its obligations under any
                        Transaction Document, other than a failure or breach
                        which:

                        A.      1)      arises as a result of a breach of a
                                        Transaction Document by a person other
                                        than Party B or other than any other
                                        person referred to in Part 5(6)(d)(iii)
                                        of this Schedule; and

                                2)      the performance of the action (the
                                        non-performance of which gave rise to
                                        such breach) is a precondition to Party
                                        B performing the said obligation;

                        B.      as in accordance with a lawful court order or
                                direction or is otherwise required by law; or

                        C.      is in accordance with any proper instruction or
                                direction of:

                                1)      the Secured Creditors given at a meeting
                                        (or deemed meeting) of Secured Creditors
                                        convened under the Security Trust Deed;
                                        or

                                2)      the Investors given at a meeting
                                        convened under the Master Trust Deed;

                (iii)   a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL
                        DEFAULT" of Party B means the fraud, negligence or
                        wilful default of Party B and of its officers,
                        employees, agents and any other person where Party B is
                        liable for the acts or omissions of such other person
                        under the terms of any Transaction Document;

                (iv)    a reference to "NEITHER PARTY" will be construed as a
                        reference to "NO PARTY"; and

                (v)     a reference to "OTHER PARTY" will be construed as a
                        reference to "OTHER PARTIES".

        (e)     ISDA DEFINITIONS: The 2000 ISDA Definitions and the Annex to the
                2000 ISDA

                                                                              19

                Definitions, each as published by the International Swaps and
                Derivatives Association, Inc ("ISDA") (the "2000 ISDA
                DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

        (f)     INCONSISTENCY: Subject to Part 5(6)(a) of this Schedule, unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a
                Transaction they will take precedence over each other in the following order in respect of that Transaction:

                (i)     any Confirmation;

                (ii)    the Series Supplement;

                (iii)   the Master Trust Deed;

                (iv)    this Agreement; and

                (v)     the 2000 ISDA Definitions.

        (g)     SWAP TRANSACTION: Any reference to a:

                (i)     "SWAP TRANSACTION" in the 2000 ISDA Definitions is
                        deemed to be a reference to a "Transaction" for the
                        purpose of interpreting this Agreement or any
                        Confirmation; and

                (ii)    "TRANSACTION" in this Agreement or any Confirmation is
                        deemed to be a reference to a "Swap Transaction" for the
                        purpose of interpreting the 2000 ISDA Definitions.

        (h)     INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
                PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction
                Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other
                Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(7)     LIMITATION OF LIABILITY: Insert the following Section 15, after Section
        14:

        "15.    Party B's Limitation of Liability

        (a)     (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this
                Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which
                Party B is actually indemnified for the liability. This
                limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

        (b)     (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the
                Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation,
                administration or similar arrangements of or affecting Party B
                (except in relation to the Assets of the Series Trust).

                                                                              20

        (c)     (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

        (d)     (ACTS OR OMISSIONS): It is acknowledged that the Relevant
                Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series
                Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of a
                representation or warranty under this Agreement) will be
                considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any Relevant Person or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any
                Transaction Document) to fulfil its obligations relating to the
                Series Trust or by any other act or omission of a Relevant Party or any other such person.

        (e)     (NO AUTHORITY): No attorney, agent, receiver or receiver and manager appointed in accordance with any Transaction Document has authority to act on behalf of Party B in a way which exposes
                Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of Party B for the purposes of Section 15(c).

        (f)     (NO OBLIGATION): Party B is not obliged to enter into any
                commitment or obligation under this Agreement or any Transaction
                Document (including incur any further liability) unless Party
                B's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.".

(8)     MONTHLY SWAP STATEMENT: Prior to each Monthly Distribution Date the
        Manager will prepare and deliver to Party A and Party B a monthly payment notice containing the information specified in Annexure 3 of this Agreement.

(9)     FURTHER ASSURANCES: Each party will, upon request by the other party
        (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires
        (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(10)    INTEREST RATE SWAP AGREEMENT: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an
        Interest Rate Swap Agreement and Party A is an Interest Rate Swap
        Provider.

(11)    PROCEDURES FOR ENTERING INTO TRANSACTIONS:

        (a)     For the purposes of Section 9(e)(ii), Party A will, by or
                promptly after the relevant Trade Date, send Party B and the
                Manager two Confirmations substantially in the form set out in
                Annexure 1 and 2 respectively (or in such other form as may be agreed between Party A, Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of each such
                Confirmation.

        (b)     Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

                                                                              21

(12)    AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any
        Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(13)    RECORDED CONVERSATIONS: Each party:

        (a)     consents to the electronic recording of its telephone
                conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

        (b)     will provide transcripts of such recordings (if any) upon
                reasonable request by the other party (at the reasonable cost of the party requesting);

        (c)     acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

        (d)     acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(14)    FURTHER FIXED RATE SWAPS AND DOWNGRADING OF PARTY A: Insert the
        following new Sections 16, 17, 18 and 19 after Section 15:

        "16.    FURTHER FIXED RATE SWAPS

                (a)     If, pursuant to clause 16.6(j) of the Series Supplement,
                        in order for the Servicer to permit a Conversion the
                        Servicer requests the Manager (and the Manager directs
                        Party B) to enter into a Fixed Rate Swap in accordance
                        with this Section 16 for a maximum term not exceeding 10
                        years, Party B and the Manager will be deemed to have
                        satisfied their respective obligations to enter into
                        such Fixed Rate Swap if the calculation of the Fixed
                        Rate Swap Amount for the purposes of a Fixed Rate Swap
                        then existing includes the Amounts Outstanding in
                        relation to the Mortgage Loans the subject of the
                        Conversion.

                (b)     If Section 16(a) does not apply and Party B and the
                        Manager enter into one or more further Fixed Rate Swaps
                        pursuant to clause 16.6(j) of the Series Supplement to
                        hedge the interest rate risk of one or more Mortgage
                        Loans the subject of a Conversion, each such further
                        Fixed Rate Swap must:

                        (i)     (NOTIONAL AMOUNT): have a Notional Amount for
                                each Calculation Period at least equal to the
                                aggregate Amounts Outstanding as at the first
                                day of the relevant Calculation Period in
                                relation to the Mortgage Loans the subject of
                                the Conversion which have the same fixed rate
                                and End Date;

                        (ii)    (EFFECTIVE DATE): have as an Effective Date the
                                Monthly Distribution Date immediately following
                                the last day of the Monthly Swap Collection
                                Period in which the Conversion occurs;

                        (iii)   (TERMINATION DATE): have a scheduled Termination
                                Date on or prior to the tenth anniversary of its
                                Trade Date unless the Rating Agencies confirm
                                that entering into the Fixed Rate Swap for a
                                longer period will not result in a reduction,
                                qualification or withdrawal of the credit
                                ratings then assigned

                                                                              22

                                by them to the Securities; and

                        (iv)    (CONFIRMATION): in all other respects be
                                confirmed as a Fixed Rate Swap in accordance
                                with this Agreement and the sample Confirmation
                                for Fixed Rate Swaps set out in Annexure 2 to
                                this Agreement.

        The Spread applicable to the Floating Amounts, if any, in respect of each Fixed Rate Swap entered into following a Conversion shall be the
        Weighted Margin in respect of the relevant Monthly Distribution Date plus 0.70% per annum.

17.     RATINGS DOWNGRADE OF PARTY A - FIXED RATE SWAPS: If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Ratings in relation to the Fixed Rate
        Swaps:

        (a)     (ACTION BY PARTY A): Party A must:

                (i)     within 30 Business Days of Party A ceasing to have such
                        Prescribed Ratings if and while Party A has a long term
                        credit rating of at least A3 by Moody's; or

                (ii)    otherwise, and if sooner, within 5 Business Days of
                        Party A ceasing to have a long term credit rating of at
                        least A3 by Moody's,

                (or such greater period as is agreed to in writing by the Rating
                Agencies), at its cost alone and at its election:

                (iii)   lodge in an Eligible Account as a prepayment of its
                        obligations in respect of the Fixed Rate Swaps an amount
                        equal to the Fixed Rate Prepayment Amount as defined in
                        Section 17(c);

                (iv)    enter into an agreement novating its rights and
                        obligations under this Agreement in respect of the Fixed
                        Rate Swaps to a replacement counterparty acceptable to
                        the Manager and which the Rating Agencies confirm in
                        writing will not result in a reduction, qualification or
                        withdrawal of the credit ratings then assigned by them
                        to the Securities; or

                (v)     enter into such other arrangements in respect of all
                        Fixed Rate Swaps which are satisfactory to the Manager
                        and which the Rating Agencies confirm in writing will
                        not result in a reduction, qualification or withdrawal
                        of the credit ratings then assigned by them to the
                        Securities.

        (b)     (FIXED RATE PREPAYMENT AMOUNT): For the purposes of this Section
                17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

                (i)     where Party A does not have the Prescribed Rating in
                        respect of the Fixed Rate Swap from Moody's, an amount
                        acceptable to Moody's and sufficient to maintain the
                        credit ratings assigned to the Securities by Moody's
                        immediately prior to the review of Party A's credit
                        rating; and

                (ii)    where Party A does not have the Prescribed Rating in
                        respect

                                                                              23

                        of the Fixed Rate Swap from S&P, the greater of:

                        A.      zero;

                        B.      CR; and

                        C.      the net amount (if any) as determined by the
                                Manager that is expected to be due by Party A to
                                Party B in respect of the Fixed Rate Swap on the
                                immediately following Monthly Distribution Date
                                (calculated on the basis that there will be no
                                prepayments made by the Mortgagors under the
                                Mortgage Loans then being charged interest at a
                                fixed rate and no conversion of the interest
                                rate payable under any Mortgage Loan from a
                                fixed rate to a variable rate or from a variable
                                rate to a fixed rate during the relevant Monthly
                                Swap Collection Period).

                        Where:

                                           CR = MM + V

                        "MM" means the aggregate of the mark-to-market value
                        (whether positive or negative) of all Fixed Rate Swaps
                        determined in accordance with Section 17(c) no earlier
                        than 3 Business Days prior to the date that the Fixed
                        Rate Prepayment Amount is lodged.

                        "V" means the volatility buffer, being the value
                        calculated by multiplying the aggregate Notional Amounts
                        (as defined in the relevant Confirmations) of the Fixed
                        Rate Swaps at the most recent Monthly Distribution Date
                        by the relevant percentage obtained from the following
                        table:

                         -------------------------------------------------------
                         COUNTERPARTY     MATURITIES    MATURITIES    MATURITIES
                         RATING           UP TO 5       UP TO 10      GREATER
                                          YEARS         YEARS         THAN 10
                                                                      YEARS
                         -------------------------------------------------------
                         A-2               6.50%         8.25%         11.75%
                         --------------
                         A-3              10.00%        14.50%         31.75%
                         --------------
                         BB+ or lower     13.00%        25.75%         68.50
                         -------------------------------------------------------

                (c)     (MARK TO MARKET VALUE): Party A must calculate the
                        mark-to-market value of the Fixed Rate Swaps by
                        obtaining 2 bids from counterparties with the Prescribed
                        Ratings willing to provide the Fixed Rate Swaps in the
                        absence of Party A. The mark-to-market value may be a
                        positive or a negative amount. A bid has a negative
                        value if the payment to be made is from the counterparty
                        to Party A and has a positive value if the payment to be
                        made is from Party A to the counterparty. The
                        mark-to-market value is the higher of the bids (on the
                        basis that any bid of a positive value is higher than
                        any bid of a negative value).

                (d)     (RECALCULATION): Party A must recalculate the Fixed Rate
                        Prepayment

                                                                              24

                        Amount (including the CR and the mark-to-market value)
                        on a weekly basis. If:

                        (i)     the recalculated Fixed Rate Prepayment Amount is
                                greater than the immediately preceding Fixed
                                Rate Prepayment Amount, Party A must make an
                                additional prepayment in accordance with Section
                                17(a)(iii) within 3 Business Days of such
                                recalculation so that the Fixed Rate Prepayment
                                Balance equals the recalculated Fixed Rate
                                Prepayment Amount; or

                        (ii)    the recalculated Fixed Rate Prepayment Amount is
                                less than the immediately preceding Fixed Rate
                                Prepayment Amount, Party B must upon the
                                direction of the Manager withdraw an amount from
                                the Eligible Account referred to in Section
                                17(a)(iii) and pay it to Party A within 3
                                Business Days of receiving notice of such
                                recalculation so that the remaining Fixed Rate
                                Prepayment Balance after such withdrawal equals
                                the recalculated Fixed Rate Prepayment Amount.

                (e)     (INTEREST): Interest will be payable by Party B on any
                        prepayment by Party A under this Section 17 in
                        accordance with clause 8.8 of the Series Supplement.

                (f)     (UTILISATION): If the Fixed Rate Prepayment Balance is
                        applied towards an amount payable by Party A in
                        accordance with Section 2(f)(i) Party A must within 3
                        Business Days make an additional prepayment in
                        accordance with Section 17(a)(iii) equal to the amount
                        so applied.

                (g)     (REPAYMENT): If Party A regains the Prescribed Rating in
                        respect of the Fixed Rate Swaps Party B must, upon the
                        direction of the Manager, repay to Party A the then
                        Fixed Rate Prepayment Balance.

                (h)     (VARIATION OF MANNER OF SATISFACTION): Notwithstanding
                        that Party A has elected to satisfy its obligations
                        pursuant to this Section 17 in a particular manner, it
                        may subsequently and from time to time vary the manner
                        in which it satisfies its obligations pursuant to this
                        Section 17 (but will not be entitled to any additional
                        grace period in relation to such a variation).

18.     DOWNGRADING OF PARTY A - BASIS SWAPS

        If, as a result of the reduction or withdrawal of its credit rating by a
        Rating Agency, Party A does not have the Prescribed Rating in respect of a Basis Swap, Party A must:

        (a)     (30 BUSINESS DAYS): within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has a short term credit rating of at least P-1 by Moody's; or

        (b)     (5 BUSINESS DAYS): otherwise, and if sooner, within 5 Business
                Days of Party A ceasing to have a short term credit rating of at least P-1 by Moody's;

        (or such greater period as is agreed to in writing by Moody's) (the
        "POSTING PERIOD"), at its cost alone and at its election:

                                                                              25

        (c)     (PREPAYMENT):

                (i)     on or before the last day of the Posting Period, pay to
                        Party B as a prepayment of its obligations under each
                        Basis Swap for the then Calculation Period, the relevant
                        net amount (if any) that is expected to be due by Party
                        A to Party B at the end of that Calculation Period;

                (ii)    in the case of the Monthly Basis Swap, on each Monthly
                        Distribution Date which follows such prepayment, pay to
                        Party B as a prepayment of its obligations under the
                        Monthly Basis Swap for the Calculation Period commencing
                        on each such Monthly Distribution Date, the net amount
                        (if any) that is expected to be due by Party A to Party
                        B at the end of that Calculation Period less any Monthly
                        Basis Swap prepayments relating to any prior Monthly
                        Distribution Date held in the Basis Prepayment Balance;
                        and

                (iii)   in the case of the Quarterly Basis Swap, on each
                        Quarterly Distribution Date which follows such
                        prepayment, pay to Party B as a prepayment of its
                        obligations under the Quarterly Basis Swap for the
                        Calculation Period commencing on each such Quarterly
                        Distribution Date, the net amount (if any) that is
                        expected to be due by Party A to Party B at the end of
                        that Calculation Period less any Quarterly Basis Swap
                        prepayments relating to any prior Quarterly Distribution
                        Date held in the Basis Prepayment Balance at the end of
                        that Quarterly Distribution Date,

                as determined by the Manager, by depositing such net amount (if any) into the Collections Account in cleared funds; or

        (d)     (OTHER ARRANGEMENTS): enter into some other arrangement
                satisfactory to the Manager and Party B which the Rating
                Agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the
                Securities.A prepayment on the first day of any Calculation
                Period by Party A under Section 18(c) will constitute a
                prepayment of Party A's payment obligations (to the extent thereof) in respect of each Basis Swap for the Calculation
                Period commencing on the relevant Monthly or Quarterly
                Distribution Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 18 in a
                particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 18 (but will not be entitled to any additional grace period in relation to such a variation). Interest will be payable by Party B on any prepayment by Party A under this
                Section 18 in accordance with clause 8.8 of the Series
                Supplement.

19.     SECURITIES REPAID

        On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series Supplement, whichever is the earlier, Party A's obligations under Sections 17 and 18 will cease and Party B must pay to Party A on that date the Outstanding
        Interest Rate Swap Prepayment Amount and interest on such payment.".

                                                                              26

(15)    TRANSFER:

        Section 7 is replaced with:

        "7.     ESSENTIAL TERM: TRANSFER

        (a)     Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the
                Series Trust or the trusts created pursuant to any Credit
                Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

        (b)     Nothing in this Section 7:

                (i)     restricts a transfer by a party after the other party
                        has agreed to the variation of this Agreement to the
                        extent necessary to permit such transfer;

                (ii)    restricts a novation of the interests and obligations of
                        a party in or under this Agreement (including any
                        Transaction) including, but not limited to, for the
                        purposes of giving effect to a transfer under Section
                        6(b)(ii);

                (iii)   restricts a transfer by a party of all or any part of
                        its interest in any amount payable to it from a
                        Defaulting Party under Section 6(e); or

                (iv)    restricts Party B from granting security over a
                        Transaction or this Agreement pursuant to any Credit
                        Support Document in relation to Party B,

                provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the
                Securities.

        (c)     Each party acknowledges that the other party enters into this
                Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this
                Agreement (including each Transaction)."

(16)    KNOWLEDGE OR AWARENESS

        Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body
        Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body
        Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(17)    INTEREST RATE BASIS CAP

        The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.

(18)    AMENDMENT TO THIS AGREEMENT

        The parties to this Agreement may only amend this Agreement in accordance with clause

                                                                              27

        33.1(b) of the Series Supplement.

                                                                              28

ANNEXURE 1A
FORM OF CONFIRMATION FOR MONTHLY BASIS SWAP - SERIES 2005-1G MEDALLION TRUST

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO:   Perpetual Trustee Company        Securitisation Advisory Services Pty.
      Limited                          Limited
      ABN 42 000 001 007               ABN 88 064 133 946
      as trustee of the Series Trust   Level 7
      Level 7                          48 Martin Place
      9 Castlereagh Street             SYDNEY  NSW  2000
      SYDNEY   NSW   2000
                                       Attention:  Manager, Securitisation
      Attention:  Manager,
      Securitisation

SWAP CONFIRMATION - MONTHLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [        ], as amended, novated or supplemented
from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                [     ]

TRADE DATE:                   [     ]

EFFECTIVE DATE:               [     ]

TERMINATION DATE:             Means the earlier of:

                              (a)  the Step-Up Date but only if :

                                   (i)  the Issue Margins (as defined in the
                                        Offered Note Conditions in respect of
                                        the Offered Notes) in respect of the
                                        Offered Notes and Class A-2 Notes
                                        increase as and from the Step-Up Date;
                                        and

                                   (ii) the weighted average Mortgage Rate
                                        applicable to the Mortgage Loans forming
                                        part of the Assets of the Series Trust
                                        which are charged interest at a variable
                                        rate is equal to or greater than the
                                        then Threshold Rate.

                                                                              29

                              (b)  the date that all the Securities have been
                                   redeemed in full; and

                              (c)  the Termination Date for the Series Trust,

                              subject to the Following Business Day Convention

NOTIONAL AMOUNT:              With respect to each monthly Calculation Period
                              means the Monthly Basis Swap Amount for that
                              monthly Calculation Period

FLOATING ADMINISTERED
RATE AMOUNTS:

    Floating Administered     Party B
    Rate Payer:

    Floating Administered     Each Monthly Distribution Date
    Rate Payer Payment
    Dates:

    Floating Rate Option:     Monthly Basis Swap Administered Rate in relation
                              to the relevant Monthly Distribution Date

    Floating Rate Day         Actual/365 (Fixed)
    Count Fraction:

FLOATING BBSW WEIGHTED
RATE AMOUNTS:

    Floating BBSW Rate        Party A
    Payer:

    Floating BBSW Rate        Each Monthly Distribution Date
    Payer Payment Dates:

    Floating Rate Option:     Bank Bill Rate for the Accrual Period
                              corresponding to the monthly Calculation Period

    Spread:                   Monthly Weighted Margin in respect of the
                              relevant Monthly Distribution Date plus 0.70%
                              per annum
    Floating Rate Day         Actual/365 (Fixed)
    Count Fraction:

BUSINESS DAY:                 Sydney

BUSINESS DAY CONVENTION:      Following

CALCULATION AGENT:            The Manager

OTHER PROVISIONS:             For the purposes of the Agreement, the
                              Transaction to which this Confirmation relates
                              is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

                                                                              30

Yours sincerely

SIGNED for and on behalf of PERPETUAL    SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42  000     COMMONWEALTH BANK OF AUSTRALIA, ABN 48
001 007, as trustee of the Series        123 123 124
2005-1G Medallion Trust

By:                                      By:
   ------------------------------------       ----------------------------------
         (Authorised Officer)                    (Authorised Officer)

Name:                                    Name:
   ------------------------------------       ----------------------------------

Title:                                   Title:
   ------------------------------------       ----------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
       -------------------------------
         (Authorised Officer)

Name:  -------------------------------

Title: -------------------------------

                                                                              31

ANNEXURE 1B
FORM OF CONFIRMATION FOR QUARTERLY BASIS SWAP - SERIES 2005-1G MEDALLION TRUST

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO:   Perpetual Trustee Company        Securitisation Advisory Services Pty.
      Limited                          Limited
      ABN 42 000 001 007               ABN 88 064 133 946
      as trustee of the Series Trust   Level 7
      Level 7                          48 Martin Place
      9 Castlereagh Street             SYDNEY  NSW  2000
      SYDNEY   NSW   2000
                                       Attention:  Manager, Securitisation
      Attention:  Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [ ], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48 123
123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the Series
Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                [     ]

TRADE DATE:                   [     ]

EFFECTIVE DATE:               [     ]

TERMINATION DATE:             Means the earlier of:

                              (a)   the Step-Up Date but only if :

                                    (i)     the Issue Margins (as defined in
                                            the Offered Note Conditions in
                                            respect of the Offered Notes) in
                                            respect of the Offered Notes and
                                            Class A-2 Notes increase as and
                                            from the Step-Up Date; and

                                    (ii)    the weighted average Mortgage
                                            Rate applicable to the Mortgage
                                            Loans forming part of the
                                            Assets of the Series Trust
                                            which are charged interest at a
                                            variable rate is equal to or
                                            greater than the then Threshold
                                            Rate.

                              (b)   the date that all the Securities have been
                                    redeemed in

                                                                              32

                                    full; and

                              (c)   the Termination Date for the Series Trust,

                              subject to the Following Business Day Convention

NOTIONAL AMOUNT:              With respect to each quarterly Calculation
                              Period means the Quarterly Basis Swap Amount for
                              that quarterly Calculation Period
FLOATING ADMINISTERED
RATE AMOUNTS:

    Floating Administered     Party B
    Rate Payer:

    Floating Administered     Each Quarterly Distribution Date
    Rate Payer Payment
    Dates:

    Floating Rate Option:     Quarterly Basis Swap Administered Rate in
                              relation to the relevant Quarterly Distribution
                              Date

    Floating Rate Day         Actual/365 (Fixed)
    Count Fraction:

FLOATING BBSW WEIGHTED
RATE AMOUNTS:

    Floating BBSW Rate        Party A
    Payer:

    Floating BBSW Rate        Each Quarterly Distribution Date
    Payer Payment Dates:

    Floating Rate Option:     Bank Bill Rate for the Accrual Period
                              corresponding to the quarterly Calculation Period

    Spread:                   Quarterly Weighted Margin in respect of the
                              relevant Quarterly Distribution Date plus 0.70%
                              per annum

    Floating Rate Day         Actual/365 (Fixed)
    Count Fraction:

BUSINESS DAY:                 Sydney

BUSINESS DAY CONVENTION:      Following

CALCULATION AGENT:            The Manager

OTHER PROVISIONS:             For the purposes of the Agreement, the
                              Transaction to which this Confirmation relates
                              is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

                                                                              33

Yours sincerely

SIGNED for and on behalf of PERPETUAL    SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42  000     COMMONWEALTH BANK OF AUSTRALIA, ABN 48
001 007, as trustee of the Series        123 123 124
2005-1G Medallion Trust

By:                                          By:
         ------------------------------           ------------------------------
         (Authorised Officer)                          (Authorised Officer)

Name:                                       Name:
         ------------------------------           ------------------------------

Title:                                      Title:
         ------------------------------           ------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
         -------------------------------
               (Authorised Officer)

Name:
         -------------------------------

Title:
         -------------------------------

                                                                              34

ANNEXURE 2A
FORM OF CONFIRMATION FOR MONTHLY FIXED RATE SWAP - SERIES 2005-1G MEDALLION TRUST

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO:   Perpetual Trustee Company        Securitisation Advisory Services Pty.
      Limited                          Limited
      ABN 42 000 001 007               ABN 88 064 133 946
      as trustee of the Series Trust   Level 7
      Level 7                          48 Martin Place
      9 Castlereagh Street             SYDNEY  NSW  2000
      SYDNEY   NSW   2000
                                       Attention:  Manager, Securitisation
      Attention:  Manager, Securitisation

SWAP CONFIRMATION - MONTHLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [ ], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                [     ]

TRADE DATE:                   [     ]

EFFECTIVE DATE:               [     ]

TERMINATION DATE:             Means the earlier of:

                              (a)      the date that all the Securities have
                                       been redeemed in full; and

                              (b)      the Termination Date for the Series
                                       Trust,

                              subject to the Following Business Day Convention
NOTIONAL AMOUNT:              With respect to each monthly Calculation Period
                              means the Monthly Fixed Rate Swap Amount for
                              that monthly Calculation Period

FIXED AMOUNTS:

    Fixed Rate Payer:         Party B

    Fixed Rate Payer Payment  Each Monthly Distribution Date

                                                                              35

    Dates:

    Fixed Rate::              The Monthly Fixed Swap Administered Rate in
                              relation to the rlevant Monthly Distribution Date

    Fixed Rate Day Count      Actual/365 (Fixed)
    Fraction:

FLOATING AMOUNTS:

    Floating Rate Payer:      Party A

    Floating Rate Payer       Each Monthly Distribution Date

    Payment Dates:

    Floating Rate Option:     Bank Bill Rate for the Accrual Period
                              corresponding to the monthly Calculation Period

    Spread:                   Monthly Weighted Margin in respect of the
                              relevant Monthly Distribution Date plus 0.70%
                              per annum

    Floating Rate Day         Actual/365 (Fixed)
    Count Fraction:

BUSINESS DAY:                 Sydney

BUSINESS DAY CONVENTION:      Following

CALCULATION AGENT:            The Manager

OTHER PROVISIONS:             For the purposes of the Agreement, the
                              Transaction to which this Confirmation relates
                              is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of TRUSTEE
COMPANY LIMITED, ABN 42 000 001         COMMONWEALTH BANK OF AUSTRALIA,
007, as trustee of the Series 2005-1G   ABN 48 123 123 124
Medallion Trust

By:                                      By:
    -------------------------------         ------------------------------------
         (Authorised Officer)                     (Authorised Officer)

Name:                                    Name:
    -------------------------------         ------------------------------------

Title:                                   Title:
      -----------------------------            ---------------------------------

                                                                              36

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
      -----------------------------
         (Authorised Officer)

Name:
      -----------------------------

Title:
      -----------------------------

                                                                              37

ANNEXURE 2B
FORM OF CONFIRMATION FOR QUARTERLY FIXED RATE SWAP - SERIES 2005-1G MEDALLION
TRUST

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO:   Perpetual Trustee Company            Securitisation Advisory Services Pty.
      Limited                              Limited
      ABN 42 000 001 007                   ABN 88 064 133 946
      as trustee of the Series Trust       Level 7
      Level 7                              48 Martin Place
      9 Castlereagb Street                 SYDNEY  NSW  2000
      SYDNEY   NSW   2000
                                           Attention:  Manager, Securitisation
      Attention:  Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [ ], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                [     ]

TRADE DATE:                   [     ]

EFFECTIVE DATE:               [     ]

TERMINATION DATE:             Means the earlier of:

                              (a)      the date that all the Securities have
                                       been redeemed in full; and

                              (b)      the Termination Date for the Series
                                       Trust,

                              subject to the Following Business Day Convention
NOTIONAL AMOUNT:              With respect to each quarterly Calculation
                              Period means the Quarterly Fixed Rate Swap
                              Amount for that quarterly Calculation Period
FIXED AMOUNTS:

    Fixed Rate Payer:         Party B

    Fixed Rate Payer Payment  Each Quarterly Distribution Date

                                                                              38

    Dates:
    Fixed Rate:               The Quarterly Fixed Swap Administered Rate in
                              relation to the relevant Quarterly Distribution
                              Date

    Fixed Rate Day Count      Actual/365 (Fixed)
    Fraction:

FLOATING AMOUNTS:

    Floating Rate Payer:      Party A

    Floating Rate Payer       Each Quarterly Distribution Date
    Payment Dates:

    Floating Rate Option:     Bank Bill Rate for the Accrual Period
                              corresponding to the quarterly Calculation Period

    Spread:                   Quarterly Weighted Margin in respect of the
                              relevant Quarterly Distribution Date plus 0.70%
                              per annum

    Floating Rate Day         Actual/365 (Fixed)
    Count Fraction:

BUSINESS DAY:                 Sydney

BUSINESS DAY CONVENTION:      Following

CALCULATION AGENT:            The Manager

OTHER PROVISIONS:             For the purposes of the Agreement, the
                              Transaction to which this Confirmation relates
                              is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL         SIGNED for and on behalf of TRUSTEE
COMPANY LIMITED, ABN 42 000 001 007, as       COMMONWEALTH BANK OF AUSTRALIA,
trustee of the Series 2005-1G                 ABN 48 123 123 124
Medallion Trust

By:                                      By:
    -------------------------------         ---------------------------------
         (Authorised Officer)                     (Authorised Officer)

Name:                                    Name:
    -------------------------------         ---------------------------------

Title:                                   Title:
    -------------------------------         ---------------------------------

                                                                              39

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:
    -------------------------------
        (Authorised Officer)

Name:
    -------------------------------

Title:
    -------------------------------

                                                                              40

ANNEXURE 2C
FORM OF CONFIRMATION FOR OTHER FIXED RATE SWAPS - SERIES 2005-1G MEDALLION TRUST

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO:   Perpetual Trustee Company        Securitisation Advisory Services Pty.
      Limited                          Limited
      ABN 42 000 001 007               ABN 88 064 133 946
      as trustee of the Series Trust   Level 7
      Level 7                          48 Martin Place
      9 Castleragh Street              SYDNEY  NSW  2000
      SYDNEY   NSW   2000
                                       Attention:  Manager, Securitisation
      Attention:  Manager,
      Securitisation
SWAP CONFIRMATION - OTHER FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [ ], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                [     ]

TRADE DATE:                   [     ]

EFFECTIVE DATE:               [     ]

TERMINATION DATE:             Means the earlier of:

                              (a)      the date that all the Securities have
                                       been redeemed in full; and

                              (b)      the Termination Date for the Series
                                       Trust,

                              subject to the Following Business Day Convention
NOTIONAL AMOUNT:              With respect to each Calculation Period means
                              the Other Fixed Rate Swap Amount for that
                              Calculation Period
FIXED AMOUNTS:

    Fixed Rate Payer:         Party B

    Fixed Rate Payer          Each [Monthly/Quarterly]Distribution Date
    Payment Dates:

                                                                              41

    Fixed Rate::              The [Monthly/Quarterly]Fixed Swap Administered
                        Rate in relation to the relevant
                      [Monthly/Quarterly]Distribution Date

    Fixed Rate Day Count      Actual/365 (Fixed)
    Fraction:

FLOATING AMOUNTS:

    Floating Rate Payer:      Party A

    Floating Rate Payer       Each [Monthly/Quarterly]Distribution Date
    Payment Dates:

    Floating Rate Option:     Bank Bill Rate for the Accrual Period
                              corresponding to the [monthly/quarterly]
                              Calculation Period

    Spread:                   [Monthly/Quarterly]Weighted Margin in respect of
                              the relevant Distribution Date plus 0.70% per
                              annum

    Floating Rate Day         Actual/365 (Fixed)
    Count Fraction:

BUSINESS DAY:                 Sydney

BUSINESS DAY CONVENTION:      Following

CALCULATION AGENT:            The Manager

OTHER PROVISIONS:             For the purposes of the Agreement, the
                              Transaction to which this Confirmation relates
                              is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL     SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000       COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Series         ABN 48 123 123 124
2005-1G Medallion Trust

By:                                       By:
   ------------------------------------         --------------------------------
         (Authorised Officer)                   (Authorised Officer)

Name:                                     Name:
   ------------------------------------         --------------------------------

Title:                                    Title:
   ------------------------------------         --------------------------------

                                                                              42

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:
    -------------------------------
         (Authorised Officer)

Name:
    -------------------------------

Title:
    -------------------------------

                                                                              43

ANNEXURE 3
MONTHLY PAYMENT NOTICE - SERIES 2005-1G MEDALLION TRUST

TO:      COMMONWEALTH BANK OF AUSTRALIA, ABN 48 123 123 124 ("PARTY A")

AND TO:  PERPETUAL TRUSTEE COMPANY LIMITED, ABN 42 000 001 007, as trustee of the Series Trust, ("PARTY B")

FROM:    SECURITISATION ADVISORY SERVICES PTY. LIMITED, ABN 88 064 133 946 (the
         "MANAGER")

ISDA MASTER AGREEMENT dated [                         ] between Party A, Party B
and the Manager (the "AGREEMENT")

Determination Date:

The Manager has determined and gives notice of the following:

1.   MONTHLY BASIS SWAPS

     (a)  Notional Amount for the current Calculation Period:

     (b)  Monthly Basis Swap Administered Rate for the current Calculation
          Period just ended:

2.   MONTHLY FIXED RATE SWAPS

     (a)  Notional Amount for the current Calculation Period:

     (b)  Monthly Fixed Rate Administered Rate for the current Calculation
          Period just ended:

3.   MONTHLY RATE SET

     One-month Bank Bill Rate for the current Calculation Period:

     Monthly Weighted Margin for the current Calculation Period:

4.   QUARTERLY BASIS SWAPS (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Notional Amount for the current Calculation Period:

     (b)  Quarterly Basis Swap Administered Rate for the current Calculation
          Period just ended:

5.   QUARTERLY FIXED RATE SWAPS (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Notional Amount for the current Calculation Period:

     (b)  Quarterly Fixed Rate Administered Rate for the current Calculation
          Period just ended:

6.   QUARTERLY RATE SET (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Three-month Bank Bill Rate for the current Calculation Period:

     (b)  Quarterly Weighted Margin for the current Calculation Period:

                                                                              44

7.   BREAK COSTS

     The Break Costs (if any) in respect of the Determination Date:

8.   NET AMOUNT

     (a)  Net amount due for payment by Party A on the immediately following
          Payment Date:

     (b)  Net amount due for payment by Party B on the immediately following
          Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novitiate from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:
   ------------------------------------
         (Authorised Officer)

Name:
   ------------------------------------

Title:
   ------------------------------------

                                                                              45